Exhibit 10(h)(iv)




                       IDAHO POWER COMPANY

              SECURITY PLAN FOR BOARD OF DIRECTORS



                      Amended and Restated

                    Effective August 1, 1996

                      Revised March 8, 1999
                        TABLE OF CONTENTS




ARTICLE I
     PURPOSE; EFFECTIVE DATE                            1
     1.1  Purpose                                       1

ARTICLE II
     DEFINITIONS                                        1
     2.1  Actuarial Equivalent                          1
     2.2  Administrative Committee                      2
     2.3  Beneficiary                                   2
     2.4  Board                                         2
     2.5  Change in Control                             2
     2.6  Change in Control Period                      4
     2.7  Company                                       4
     2.8  Compensation Committee                        4
     2.9  Contract of Participation                     4
     2.10 Employer                                      4
     2.11 Participant                                   4
     2.12 Plan Anniversary Date                         4
     2.13 Plan Year                                     4
     2.14 Supplemental Retirement Benefit               4
     2.15 Year of Service                               4

ARTICLE III
     PARTICIPATION AND VESTING                          5
     3.1  Participation                                 5
     3.2  Fee Reduction                                 5
     3.3  Vesting                                       5

ARTICLE IV
     SURVIVOR BENEFITS                                  5
     4.1  Death Benefit                                 5
     4.2  Suicide                                       8

ARTICLE V
     RETIREMENT BENEFITS                                8
     5.1  Benefit                                       8
     5.2  Form of Payment                               9
     5.3  Commencement of Benefit Payment               9
     5.4  Grandfathered Form of Benefit                 10


ARTICLE VI
     BENEFICIARY DESIGNATION                            10
     6.1  Beneficiary Designation                       10
     6.2  Amendments, Marital Status, No Participant
          Designation                                   10
     6.3  Effect of Payment                             11

ARTICLE VII
     TERMINATION, SUSPENSION OR AMENDMENT OF PLAN       11
     7.1  Termination, Suspension or Amendment of Plan  11
     7.2  Change in Control                             11

ARTICLE VIII
     ADMINISTRATION                                     12
     8.1  Administrative Committee Duties               12
     8.2  Indemnity of Administrative Committee         12

ARTICLE IX
     CLAIMS PROCEDURE                                   13
     9.1  Claim                                         13
     9.2  Denial of Claim                               13
     9.3  Review of Claim                               13
     9.4  Final Decision                                14

ARTICLE X
     MISCELLANEOUS                                      14
     10.1 Unfunded Plan                                 14
     10.2 Unsecured General Creditor                    14
     10.3 Trust Fund                                    15
     10.4 Nonassignability                              15
     10.5 Governing Law                                 15
     10.6 Validity                                      15
     10.7 Notice                                        16
     10.8 Successors                                    16
     10.9 Payment to Guardian                           16
     10.10 Accelerated Distribution.                    16


                      IDAHO POWER COMPANY

              SECURITY PLAN FOR BOARD OF DIRECTORS

              AMENDED AND RESTATED AUGUST 1, 1996



                           ARTICLE I

                    PURPOSE; EFFECTIVE DATE

     1.1   Purpose.   The purpose of this restated Security Plan

for Board of Directors (the "Plan") is to define the terms of the

Plan  to  advance the interests of Idaho Power Company, an Idaho corporation,  and  its stockholders by furnishing  a variety  of supplemental benefits designed to attract and retain outstanding individuals as directors of Idaho Power Company, its subsidiaries and affiliates, and to stimulate the efforts of such directors by giving  suitable  recognition to services which  will contribute materially to the success of Idaho Power.  The effective date  of this restatement shall be August 1, 1996.



                           ARTICLE II

                           DEFINITION

     For  the  purposes of this Plan, the following  terms shall have  the meaning indicated, unless the context clearly indicates otherwise.

     2.1   Actuarial  Equivalent.  "Actuarial  Equivalent" shall

mean  equivalence in value between two (2) or more  forms and/or times of payment based on a determination by an actuary chosen by the  Company  using  generally  accepted  actuarial assumptions,

methods and factors as used in the Retirement Plan of Idaho Power

Company which may be amended from time to time.

     For purposes of Section 10.10, Actuarial Equivalent shall be calculated using the Pension Benefit Guaranty Immediate Rate  as of  the  month  preceding distribution plus 1% and the mortality table  specified  in the Retirement Plan of Idaho  Power Company which may be amended from time to time.

     2.2   Administrative Committee.  "Administrative Committee"

shall  mean the committee appointed by the Compensation Committee pursuant to Section 8.1 hereof to administer the Plan.

     2.3   Beneficiary.   "Beneficiary" shall  mean  the person,

persons  or  entity designated by the Participant or pursuant  to

Article VI to receive any benefits payable under the Plan.  Each such designation shall be made in a written instrument filed with the Administrative Committee and shall become effective only when

received,   accepted  and  acknowledged   in   writing   by  the

Administrative Committee or its designee.

     2.4   Board.   "Board" shall mean the Board of Directors  of

the Company.

     2.5   Change in Control.  "Change in Control" shall mean the

earlier of the following to occur:

          (a)   the public announcement by the Company or by any

     person  (which shall not include the Company, any subsidiary of  the  Company or any employee benefit plan of the Company or  of  any subsidiary of the Company) ("Person") that such

     Person,  who  or  which, together with  all  Affiliates and

     Associates  (within the meanings ascribed to such terms  in

     Rule  12b-2  of  the Securities Exchange Act  of  1933 [the

     "Exchange  Act"])  of such Person, shall be  the beneficial owner  of  twenty percent (20%) or more of the voting stock then outstanding;

          (b)   the  commencement of, or after the  first public

     announcement of any Person to commence, a tender or exchange offer  the consummation of which would result in any Person becoming  the  beneficial owner of voting stock aggregating thirty  percent (30%) or more of the then outstanding voting stock;

          (c)   the  announcement of any transaction relating  to

     the  Company  required  to  be  described  pursuant  to the requirements of Item 6(e) of Schedule 14A of Regulation 14A of the Securities and Exchange Commission under the Exchange

     Act;

          (d)  a proposed change in the constituency of the Board

     such  that, during any period of two (2) consecutive years,

     individuals  who at the beginning of such period constitute the  Board  cease for any reason to constitute  at least  a majority  thereof,  unless the election  or  nomination for election  by  the shareholders of the Company  of  each new director was approved by a vote of at least  two-third (2/3)

     of  the  directors then still in office who were members  of the Board at the beginning of the period; or

          (e)   the  Company enters into an agreement of merger,

     consolidation,  share exchange or similar  transaction with any  other corporation other than a transaction which would result in the Company's voting stock outstanding immediately prior to the consummation of such transaction continuing  to represent  (either  by  remaining outstanding  or  by being converted  into  voting stock of the  surviving entity)  at least  two-thirds  of  the  combined  voting  power  of the

     Company's  or  such  surviving entity's  outstanding voting stock immediately after such transaction;

          (f)   the  Board  approves  a plan  of  liquidation  or

     dissolution of the Company or an agreement for the sale  or disposition by the Company (in one transaction or  a series

     of   transactions)  of  all  or  substantially  all  of the

     Company's  assets  to a person or entity  which  is not  an affiliate of the Company other than a transaction(s) for the purpose  of  dividing  the Company's  assets  into separate distribution,  transmission or generation entities  or such other entities as the Company may determine.

          (g)   any  other  event  which shall  be  deemed by  a

     majority  of  the  Executive  Committee  of  the  Board to constitute a "Change in Control."

     2.6   Change in Control Period.  "Change in Control Period"

shall  mean  the  period beginning with a Change  in Control  as defined  in  Section  2.5 and ending with  the  earlier  of: (I)

termination  date of the Change in Control as determined  by the

Compensation   Committee  or  (ii)  24   months   following the

consummation of a Change in Control

     2.7  Company.  "Company" shall mean the Idaho Power  Company,

an Idaho corporation, its successors and assigns.

     2.8  Compensation Committee.  "Compensation Committee" shall

mean   the   Board   committee   assigned   responsibility  for

administering Executive Compensation.

     2.9  Contract of Participation.  "Contract of Participation"

shall  mean  an  agreement of participation in  the  Idaho Power

Security Plan for Board of Directors between the Participant and the Employer, in the form attached as Appendix A.

     2.10  Employer.  "Employer"  shall mean the Company and any affiliated or subsidiary corporation designated by the Board,  or any successors to the business thereof.

     2.11  Participant.  "Participant" shall mean any  individual who  is elected to the Board  and who has executed a Contract  of

Participation.

     2.12  Plan Anniversary Date.  "Plan Anniversary Date" shall mean February 1 of any year.

     2.13  Plan  Year.  "Plan Year" shall mean the calendar year effective November 30, 1994.

     2.14   Supplemental   Retirement   Benefit. "Supplemental

Retirement  Benefit"  shall  mean  a  benefit  determined under

Article V of this Plan.

     2.15  Year  of Service.  "Year of Service" shall  mean each twelve (12) months of service on the Board.

                          ARTICLE III

              PARTICIPATION AND VESTINGARTICLE III

     3.1     Participation.    Effective   November   30,1994,

participation  in the Plan shall be limited to outside directors who elect to participate in this Plan by executing a Contract  of

Participation.    Inside  directors  who  were  Participants on

November 30, 1994, shall receive their vested accrued benefit  as provided in Section 4.1(b) and Article V.

     3.2   Fee  Reduction.   Effective  November  30,  1994, no

additional or future fee reduction will be required.

     3.3   Vesting.   Participants shall be one  hundred percent

(100%) immediately vested in their accrued benefit.



                           ARTICLE IV

                       SURVIVOR BENEFITS

     4.1  Death Benefit.

          (a)   For all Participants who are first elected to the

     Board after November 30, 1994, the survivor benefit shall be as follows:

               (i)   If  a  Participant's death occurs prior  to

          severance from service on the Board and commencement of

          the Supplemental Retirement Benefit, the Employer shall

          pay   a   survivor   benefit  to   such Participant's

          Beneficiary as follows:

                    (a)   Amount.   The pre-termination survivor

               benefit shall be equal to sixty-six and two-thirds

               percent  (66 2/3%) of the Supplemental Retirement

               Benefit calculated under Article V.  A  Participant

               shall be considered to have a minimum of five (5)

               Years of Service for purposes of this calculation.

                    (b)   Payment.  If the Participant is married

               on  the date of death, the benefits shall be paid

               for  the life of the spouse.  If the spouse's date

               of  birth  is more than ten (10) years  after the

               Participant's  date of birth, the monthly benefit

               shall  be  reduced to the Actuarial Equivalent  of

               the  above benefit, assuming the above  benefit  is

               payable  to  a spouse ten (10) years younger than

               the  Participant.  If the Participant is unmarried

               on the date of death, the benefit shall be paid to

               the  Participant's Beneficiary in a lump sum equal

               to  the  value  of a death benefit payable  to  an

               assumed spouse the same age as the Participant.

               (ii)   If  a  Participant's  death  occurs after

          termination  from  service on the Board  but  prior  to

          commencement  of  the Supplemental Retirement Benefit,

          the  Employer  shall  pay a survivor  benefit  to said

          Participant's Beneficiary as follows:

                    (a)    Amount.   The  amount  of  the   post-

               termination  survivor benefit shall  be equal  to

               sixty-six and two-thirds percent (66 2/3%) of the

               Supplemental  Retirement Benefit  payable  to the

               Participant.

                    (b)   Payment.  If the Participant is  married

               on  the date of death, the benefits shall be paid

               for  the life of the spouse.  If the spouse's date

               of  birth  is more than ten (10) years  after the

               Participant's  date of birth, the monthly benefit

               shall  be  reduced to the Actuarial Equivalent  of

               the  above benefit, assuming the above  benefit  is

               payable  to  a spouse ten (10) years younger than

               Participant.   If the Participant is unmarried  on

               the  date of death, the benefit shall be paid  to

               the  Participant's Beneficiary in a lump sum equal

               to  the  value  of a death benefit payable to  an

               assumed spouse the same age as the Participant.

               (iii)      Death  After Commencement of Benefits.

          If a Participant dies after commencement of benefits, a

          survivor  benefit  will be paid only  if,  and  to the

          extent  provided for, under the form of benefit elected

          by the Participant.

          (b)   For all Participants who are first elected to the

     Board  on or prior to November 30 1994, the survivor benefit shall be as follows:

               (i)   If  a  Participant's death occurs prior  to

          commencement  of  the Supplemental Retirement Benefit,

          the   Participant's  Beneficiaries  shall  receive the

          death  benefit described below unless the Participant's

          Beneficiary  elects  to  receive  the  death benefits

          provided  for  in  Section 4.1(a)(i) in  lieu  of this

          benefit.  The death benefit will be determined  by the

          Participant's  Years  of Service,  including Years  of

          Service after November 30, 1994, at death as set forth

          in the schedule below:

               YEARS OF       MONTHLY        ANNUAL
               SERVICE        BENEFIT        BENEFIT

                  1         $  291.67       $ 3,500
                  2            583.33         7,000
                  3            875.00        10,500
                  4          1,166.67        14,000
               5 and over    1,458.33        17,500

          The death benefits shall be paid to the Beneficiary  in

          equal  monthly  installments  for  the  period  of one

          hundred eighty (180) months without interest.  Payments

          shall  commence on the tenth day of the month  following

          receipt  by  the Administrative Committee of proof  of

          Participant's death.

               (ii) Death After Commencement of Benefits.

                    a)    A  Participant  who did  not elect  to

               receive the Supplemental Retirement Benefit in the

               grandfathered form as provided for in Section 5.4,

               and  dies at any time after severance from service

               on  the  Board and after the commencement  of  the

               Supplemental Retirement Benefit, the Participant's

               Beneficiary  shall receive a survivor  benefit  to

               the  extent provided for under the form of benefit

               elected by the Participant.

                    b)   A Participant who elected to receive the

               Supplemental    Retirement    Benefit    in  the

               grandfathered form as provided for in Section 5.4

               and  dies at any time after severance from service

               on  the  Board and after the commencement  of the

               Supplemental Retirement Benefit, the Participant's

               Beneficiaries shall receive the balance,  if  any,

               of  the 180-month Supplemental Retirement Benefit.

               Receipt by the Participant's Beneficiaries of the

               benefit  under this subparagraph shall be in lieu

               of all other survivor benefits under this Plan.

     4.2   Suicide.   In the event a Participant commits suicide

within  one (1) year of initially entering this Plan, no benefits shall be payable hereunder to the Participant's Beneficiaries.





                           ARTICLE V

                      RETIREMENT BENEFITS

     5.1   Benefit.  Upon severance of service on the Board, each

Participant  shall be entitled to receive, at the time specified in  Section  5.3  below, a Supplemental Retirement  Benefit, the amount of which will be determined by the Participant's Years  of

Service  on  the Plan Anniversary Date immediately preceding  or coinciding with his severance date as set forth below:

               YEARS OF       MONTHLY        ANNUAL
               SERVICE        BENEFIT        BENEFIT

                  1         $  291.67        $3,500
                  2            583.33         7,000
                  3            875.00        10,500
                  4          1,166.67        14,000
               5 and over    1,458.33        17,500

     5.2   Form of Payment   The Supplemental Retirement Benefit

shall  be  paid  in  the  basic form provided  below  unless the

Participant  elects in the calendar year prior to retirement  or termination  an Actuarial Equivalent form of benefit provided  in

this  section.   Participants  elected  to  the  Board prior  to

November  30, 1994, may elect a grandfathered form of benefit  as provided in Section 5.4 in lieu of any other form of benefit.

          (a)   Normal Form of Benefit Payment.  The normal form

     of  payment shall be a single-life annuity for the lifetime of the Participant.

          (b)  Actuarial Equivalent Forms of Benefit.

               (i)   A  joint and survivor annuity with payments

          continued  to the survivor at an amount equal  to two-

          thirds (2/3) of the Participant's benefits.

               (ii)  A  joint and survivor annuity with payments

          continued  to  the survivor at an amount equal  to the

          Participant's benefits.

     5.3  Commencement of Benefit Payment.

          (a)   Outside  Directors.  The Supplemental Retirement

     Benefit  shall  be  paid to an outside director Participant commencing  on the tenth (10th) day of the month  immediately following the later of age sixty-five (65) or severance from service on the Board as an outside director.

          (b)   Inside  Directors.   The Supplemental Retirement

     Benefit  shall  be  paid to an inside  director Participant commencing  on the tenth (10th) day of the month immediately following severance from service on the Board.

     5.4   Grandfathered  Form of Benefit.  A  Participant  first

elected  to  the Board prior to November 30, 1994,  may elect  a

grandfathered  form  of  benefit.   This  grandfathered form  of

benefit  shall  be paid in 180 equal monthly installments in  an amount  set  forth in Section 5.1.  The election  shall  be made prior to the Participant's termination.



                           ARTICLE VI

                    BENEFICIARY DESIGNATION

     6.1  Beneficiary Designation.  The Primary Beneficiary shall be  the Participant's spouse.  Each Participant, in the event the

Participant's  spouse  predeceases  the  Participant  or  if the

Participant is unmarried, shall have the right, at any time,  to designate  any person or persons as  Beneficiary or Beneficiaries

(both principal as well as contingent) to whom payment under this

Plan  shall  be  made  in the event of death  prior  to complete distribution to Participant of the benefits due Participant under the Plan.

     6.2  Amendments, Marital Status, No Participant Designation.

Any  Beneficiary designation form may be changed by a Participant by  the filing of a written form prescribed by the Administrative

Committee.  The filing of a new Beneficiary designation form will

cancel  all  Beneficiary  designations  previously  filed.   Any

finalized  divorce  or  marriage (other than  common  law) of  a

Participant  subsequent to the date of filing  of  a  Beneficiary

designation   form   shall   automatically   revoke   the  prior

designation.   If a Participant fails to designate a  Beneficiary

as  provided above, or if the Beneficiary designation is revoked by  marriage  or divorce, without execution of a new designation,

or  if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits,

then  Participant's designated Beneficiary shall be deemed to  be the  person or persons surviving the Participant in the  first  of the  following  classes in which there is a survivor,  share and share alike:

          (a)  the Participant's surviving spouse;

          (b)  the Participant's children, except that if any  of

     the  children  predecease the Participant but  leaves  issue surviving, the issue shall take by right of  representation;

          (c)     the   Participant's   personal representative

     (executor or administrator).

     6.3   Effect  of  Payment.  The payment to  the  Beneficiary

shall  completely  discharge Employer's  obligations  under this

Plan.



                          ARTICLE VII

          TERMINATION, SUSPENSION OR AMENDMENT OF PLAN

     7.1  Termination, Suspension or Amendment of Plan.  The  Board

       may, in its sole discretion, terminate or suspend this Plan at

       any time or from time to time, in whole or in part.   Either the

       Board or the Administrative Committee may amend this Plan at any time or from time to time.  Any amendment may provide different benefits or amounts of benefits from those herein set forth.

       However, no such termination, suspension or amendment shall adversely affect the benefits of Participants vested therein prior to such action, the benefits of any Participant  who has retired, or the Beneficiary of any Participant who has died.

     7.2   Change in Control.  Notwithstanding Section 7.1  above,

during  a  Change in Control Period, neither the  Board  nor the

Administrative Committee may terminate this Plan with  regard  to accrued  benefits of current Participants.  No amendment may  be made  to  the Plan during a Change in Control Period which would adversely  affect  the accrued benefits of current Participants,

the   benefits  of  any  Participant  who  has  retired,  or the

Beneficiary  of  any Participant who has died.   The  Plan shall

continue  to operate and be effective with regard to all current or retired Participants and their Beneficiaries during any  Change in Control Period.



                          ARTICLE VIII

                         ADMINISTRATION

     8.1   Administrative Committee; Duties.  This Plan shall  be

administered  by an Administrative Committee which shall consist of  not  less  than  three (3) nor more  than  five  (5) persons

appointed  by  the  Compensation  Committee.   Members   of the

Administrative  Committee may be Participants  under  this  Plan.

The  Administrative Committee shall have the authority  to make,

amend,   interpret   and  enforce  all  appropriate   rules  and

regulations  for the administration of this Plan  and decide  or resolve  any and all questions including interpretations of this

Plan, as may arise in connection with the Plan.  A majority vote

of   the  Administrative  Committee  members  shall  control any decision.

     In  the  administration  of  this Plan,  the  Administrative

Committee  may, from time to time, employ agents and  delegate  to them  such administrative duties as it sees fit and may from  time to time consult with counsel who may be counsel to the Employer.

     Subject  to  Article  IX,  the decision  or  action  of the

Administrative Committee in respect of any questions arising out of, or in connection with, the administration, interpretation and application of the Plan and the rules and regulations  promulgated hereunder  shall  be final and conclusive and  binding  upon  all persons having any interest in the Plan.

       8.2  Indemnity of Administrative Committee.  To the extent permitted  by applicable law, the Employer shall indemnify, hold harmless and defend the Administrative Committee against any and all  claims, loss, damage, expense or liability arising from any action or failure to act with respect to this Plan, provided that the  Administrative Committee was acting in accordance  with the

applicable standard of care.  The indemnity provisions set   forth

in  this  Article shall not be deemed to restrict or diminish  in any  way  any  other  indemnity available to  the  Administrative

Committee  members in accordance with the Article or  By-laws  of the Company.



                           ARTICLE IX

                        CLAIMS PROCEDURE

     9.1   Claim.   Any person claiming a benefit, requesting  an

interpretation   or   ruling  under  the  Plan,   or requesting

information under the Plan shall present the request  in writing to the Administrative Committee which shall respond in  writing as soon as practicable.

     9.2   Denial  of Claim.  If the claim or request is denied,

the written notice of denial shall state:

          (a)  the reason for denial, with specific   reference  to

     the Plan provisions on which the denial is based;

          (b)   a  description  of  any  additional  material  or

     information  required  and  an  explanation  of  why it  is necessary; and

          (c)    an   explanation  of  the  Plan's  claim review

     procedure.

     9.3  Review of Claim.  Any person whose claim or request  is denied or who has not received a response within thirty (30) days

may   request   review  by  notice  given  in  writing   to  the

Administrative Committee.  The claim or request shall be reviewed by  the  Administrative  Committee who  may,  but  shall not  be

required  to,  grant  the  claimant a hearing.   On  review, the

claimant  may  have representation, examine pertinent documents,

and submit issues and comments in writing.

     9.4   Final Decision.  The decision on review shall normally

be  made  within  sixty (60) days.  If an extension  of time  is required  for  a  hearing  or  other special  circumstances, the claimant  shall  be  notified, and the time limit  shall  be one hundred twenty (120) days.  The decision shall be in writing and shall  state  the  reason and the relevant Plan provisions.  All decisions  on  review  shall  be  final  and  bind  all parties concerned.



                           ARTICLE X

                         MISCELLANEOUS

     10.1      Unfunded Plan. This Plan is intended to be an unfunded

       plan maintained primarily to provide deferred compensation benefits for a select group of "management or highly compensated employees" within the meaning of Sections 201, 301  and 401 of the

       Employee Retirement Income Security Act of 1974, as amended

       ("ERISA"), and therefore to be exempt from the provisions of

       Parts 2, 3 and 4 of Title I of ERISA.

     10.2  Unsecured  General Creditor.  Participants  and their

Beneficiaries, heirs, successors and assigns shall have no legal or  equitable rights, interest or claims in any property or  asset of  the Employer, nor shall they be Beneficiaries of, or have any rights,  claims  or  interests in any  life  insurance policies,

annuity contracts or the proceeds therefrom owned or which may be

acquired  by  the  Employer.   Except  as  may  be  provided in

Section 10.3, such policies, annuity contracts or other assets of the Employer shall not be held under any trust for the benefit of

Participants, their Beneficiaries, heirs, successors or assigns,

or  held in any way as collateral security for the fulfilling  of the  obligation of the Employer under this Plan.  Any and all  of the  Employer's  assets and policies shall be,  and  remain, the general,  unpledged, unrestricted assets of  the  Employer.  The

Employer's obligation under the Plan shall be that of an  unfunded and unsecured promise to pay money in the future.

     10.3 Trust Fund.  The Employer shall be responsible for the

payment  of  all  benefits  provided  under  the  Plan.   At its

discretion,  the Employer may establish one or more trusts, with such  trustees  as  the Board may approve,  for  the  purpose  of providing for the payment of such benefits.  Such trust or  trusts may  be  irrevocable, but the assets thereof shall be  subject  to the  claims  of  the  Employer's creditors.  To  the  extent any benefits provided under the Plan are actually paid from any  such trust, the Employer shall have no further obligation with  respect thereto,  but  to  the  extent not so paid, such  benefits shall remain the obligation of, and shall be paid by, the  Employer.

     10.4  Nonassignability.  Neither a Participant nor any other person  shall have any right to commute, sell, assign, transfer,

pledge,  anticipate,  mortgage or otherwise  encumber, transfer,

hypothecate  or convey in advance of actual receipt the amounts,

if  any,  payable hereunder, or any part thereof, which are, and all  rights  to which are, expressly declared to be unassignable and  nontransferable.  No part of the amount payable shall, prior to actual payment, be subject to seizure or sequestration for the payment  of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation  of  law in the event of  Participant's  or  any other person's bankruptcy or insolvency.

     10.5  Governing Law.  The provisions of this Plan shall  be construed, interpreted and governed in all respects in accordance with  the applicable federal law and, to the extent not preempted by  such federal law, in accordance with the laws of the State of

Idaho without regard to the principles of conflicts of laws.



     10.6  Validity.  If any provision of this Plan shall be held illegal or invalid for any reason, the remaining provisions shall nevertheless  continue  in full force and  effect  without being impaired or invalidated in any way.

     10.7 Notice.  Any notice or filing required or  permitted  to

be  given   under the Plan shall be sufficient if in writing and

hand  delivered, or sent by registered or certified mail or  fax.

The  notice shall be deemed given as of the date of delivery or,

if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

     10.8 Successors.  Subject to Section 7.1, the provisions  of the  Plan shall bind and inure to the benefit of the  Employer and its  successors and assigns.  The term successors as used herein shall  include  any  corporation or other business  entity which shall,  whether by merger, consolidation, purchase  or  otherwise acquire  all or substantially all of the business and assets  of the  Employer,  and successors of any such corporation  or other business entity.

     10.9      Payment to Guardian.  If a Plan benefit is  payable to a

       minor or a person declared incompetent or to a person incapable of handling the disposition of property, the Administrative

       Committee may direct payment of such Plan benefit  to the

       guardian, legal representative or person having the care and custody of the minor, incompetent or person.  The Administrative

       Committee may require proof of incompetency,  minority, incapacity or  guardianship,  as  it may deem appropriate, prior  to

       distribution of the Plan benefit.  The distribution shall

       completely discharge the Administrative Committee and the

       Employer from all liability with respect to such benefit.



     10.10      Accelerated  Distribution.   Notwithstanding any

other  provision of the Plan, a Participant shall be entitled  to receive, upon written request to the Administrative  Committee,  a lump  sum  distribution  equal to ninety  percent  (90%)  of the

Actuarial  Equivalent  vested accrued  Security  Plan  Retirement

Benefit, as of the date thirty (30) days after notice is given to the  Administrative  Committee.  The  remaining  balance  of ten percent (10%) shall be forfeited by the Participant.  The amount payable  under this section shall be paid in a lump sum with ten

(10)  days  following the thirty (30) day period outlined above.

If a Participant requests and obtains an accelerated distribution under  this  Section 10.10 and remains employed by  the Company,

participation  will  cease and therewill  be  no  future  benefit accruals  under this Plan.  Following the death of a  Participant,

the  Beneficiary   may,  at  any  time,  request  an  accelerated

distribution  under  this section.  If the  deceased  Participant named  multiple Beneficiaries, then all named Beneficiaries must consent  to an request and accelerated distribution.  The benefit payable to the Beneficiary shall be equal to ninety percent (90%)

of  the  Actuarial  Equivalent of the  security  Plan Retirement

Benefit  payable to the Beneficiary.  Payment of  an  accelerated distribution  pursuant  to this Section  10.10  shall completely discharge  the Employer's obligation to the Participant  and any

Beneficiaries under this Plan.

     Adopted this ____ day of ___________________________,
1996.

                                   IDAHO POWER COMPANY




                         ____________________________________
                                               Chairman

APPENDIX A




                   CONTRACT OF PARTICIPATION IN THE
                  IDAHO POWER COMPANY SECURITY PLAN
                        FOR BOARD OF DIRECTORS



NAME OF PARTICIPANT:

DATE OF BIRTH:

SECURITY PLAN ENTRY DATE:

BENEFICIARY:


This Agreement is made and entered into as of the date written hereinbelow by and between Idaho Power Company and . This Agreement is subject to all of the terms of the Idaho Power Company Security Plan for Board of Directors, as amended and restated November 30, 1994 (The "Plan"). By signing this agreement,Participant acknowledges receipt of a copy of the Plan document.



PARTICIPANT                        IDAHO POWER COMPANY



BY                                 BY
             PARTICIPANT                         CHAIRMAN



DATE                               DATE